Exhibit 10.5

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of October 24, 2011 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement"), made by and among Coupon Express, Inc., a Nevada corporation (the "Grantor"), in favor of the Lead Purchaser, as collateral agent for the Purchasers (each a “Secured Party”, and collectively, the "Secured Parties") under that certain Cumulative Convertible Senior Note and Warrant Purchase Agreement (the “Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

WHEREAS, pursuant to the Purchase Agreement, the Secured Parties have made loans and other extensions of credit to the Grantor (the "Loans"), evidenced by those certain Cumulative Convertible Senior Notes of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Senior Notes") made by the Grantor and payable to the order of the Secured Parties.; and

WHEREAS, it is a condition to the obligations of the Secured Parties to make the Loans under the Senior Notes that the Grantor (a) grant a first priority security interest in the Collateral (as defined below) in favor of the Lead Purchaser, for its benefit and the benefit of the Secured Parties, to secure the payment and performance of all of the Secured Obligations and (b) execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                   Definitions.

(a)                 Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections of this Agreement.

(b)                Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c)                 For purposes of this Agreement, the following terms shall have the following meanings:

"Collateral" has the meaning set forth in Section 2.

"Event of Default" has the meaning set forth in the Senior Notes.

"First Priority" means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien and security interest to which such Collateral is subject.

"Lead Purchaser" means the Purchaser who holds a majority of the outstanding principal balance of the Senior Notes at the date hereof. If at any time, such Purchaser does not hold a majority of the outstanding principal balance of the Senior Notes, the Purchaser who at that time does hold the majority of the then outstanding principal balance of the Senior Notes shall automatically become the Lead Purchaser and succeed to the role of the Lead Purchaser as Collateral Agent hereunder.

"Perfection Certificate" has the meaning set forth in Section 5.

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"Proceeds" means "proceeds" as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

"Secured Obligations" has the meaning set forth in Section 3.

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"Transaction Documents" means this Agreement, the Investors' Rights Agreement, the Security Agreement, the Subordination Agreement, the Senior Notes, the Warrants, the Restated Certificate and all other documents and agreements executed in connection with the transactions contemplated thereunder.

"UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.                   Grant of Security Interest. The Grantor hereby pledges and grants to the Lead Purchaser, for its benefit and the benefit of the Secured Parties, and hereby creates a continuing First Priority lien and security interest in favor of the Lead Purchaser, for its benefit and the benefit of the Secured Parties, in and to all of its right, title and interest in and to all property and rights of the Grantor, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the "Collateral"), including but not limited to the following:

(a)                 all of its Accounts;

(b)                all Real Property and Fixtures;

(c)                 all of its Commercial Tort Claims;

(d)                all of its Deposit Accounts;

(e)                 all of its General Intangibles and all recourse, indemnification, repurchase and other rights of the Grantor thereunder);

(f)                  all Goods, including, without limitation, Inventory and Equipment;

(g)                 all of its Investment Property (including all of its Securities and Securities Accounts);

(h)                 all of letters of credit, Letter-of-Credit Rights, Instruments, Promissory Notes and Chattel Paper (including electronic chattel paper and tangible Chattel Paper);

(i)                   all contracts, contract rights, Chattel Paper, Instruments and Documents of the Grantor;

(j)                  all rights, claims or choses in action of the Grantor;

(k)                all of the Grantor’s interest in insurance policies and bonds held by the Grantor (whether singly or jointly);

(l)                   all money or other assets of the Grantor that now or hereafter come into the possession, custody, or control of the Secured Parties;

(m)               all of the Grantor’s books and records (including customer lists, credit files, computer print outs, and other computer materials and records of the Grantor) pertaining to the Collateral;

(n)                 all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (a) through (m) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

(o)                the Proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, books and records, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Supporting Obligations, money, or other real or personal, tangible or intangible Property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; together with all assets and interests in assets and proceeds thereof now owned or hereafter acquired by the Secured Parties in or upon which a lien is granted under any of the Transaction Documents.

3.                   Secured Obligations. The Secured Parties’ security interest in the Collateral shall secure the payment and performance of the following (all such obligations, liabilities, sums and expenses set forth in this Section 3 being herein collectively called the "Secured Obligations"):

(a)                 the obligations of the Grantor from time to time arising under the Senior Note, this Agreement, the other Transaction Documents or otherwise with respect to the due and punctual payment of (i) the principal of and premium, if any, and interest on the Loans (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys' fees and disbursements, reimbursement obligations, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantor under the Senior Note, this Agreement, the other Transaction Documents or otherwise; and

(b)                all other agreements, duties, indebtedness, obligations and liabilities of any kind of the Grantor under, out of, or in connection with the Senior Note, this Agreement, the other Transaction Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several.

4.                   Perfection of Security Interest and Further Assurances.

(a)                 The Grantor shall, from time to time, as may be required by the Secured Parties with respect to all Collateral, take all actions as may be requested by the Lead Purchaser to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable. The Grantor shall take all actions as may be requested from time to time by the Lead Purchaser so that control of such Collateral is obtained and at all times held by the Lead Purchaser, for its benefit and the benefit of the Secured Parties. All of the foregoing shall be at the sole cost and expense of the Grantor.

(b)                The Grantor hereby irrevocably authorizes the Lead Purchaser at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor agrees to provide all information required by the Secured Parties pursuant to this Section promptly to the Secured Parties upon the request of the Lead Purchaser.

(c)                 The Grantor hereby further authorizes the Lead Purchaser to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law.

(d)                If the Grantor shall at any time hold or acquire any certificated securities, Promissory Notes, tangible Chattel Paper, negotiable documents or warehouse receipts relating to the Collateral, the Grantor shall indorse, assign and deliver the same to the Lead Purchaser, accompanied by such instruments of transfer or assignment duly executed in blank as the Lead Purchaser may from time to time specify.

(e)                 If any Collateral is at any time in the possession of a bailee, the Grantor shall promptly notify the Secured Parties thereof and, at the Lead Purchaser 's request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Lead Purchaser, that the bailee holds such Collateral for the benefit of the Lead Purchaser and the bailee agrees to comply, without further consent of the Grantor, at any time with instructions of the Lead Purchaser as to such Collateral.

(f)                  The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Lead Purchaser may reasonably request, in order to perfect and protect any security interest granted hereby or to enable the Lead Purchaser to exercise and enforce its rights and remedies hereunder, for its benefit and the benefit of the Secured Parties) or under any other agreement with respect to any Collateral.

5.                   Representations and Warranties. The Grantor represents and warrants as follows:

(a)                 It has previously delivered to the Lead Purchaser a certificate signed by the Grantor and entitled "Perfection Certificate" ("Perfection Certificate"), and that: (i) the Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) the Grantor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (iii) the Perfection Certificate accurately sets forth the Grantor's organizational identification number (or accurately states that the Grantor has none), the Grantor's place of business (or, if more than one, its chief executive office), and its mailing address, (iv) all other information set forth on the Perfection Certificate relating to the Grantor is accurate and complete and (v) there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(b)                All information set forth on the Perfection Certificate relating to the Collateral is accurate and complete and there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(c)                 None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in section 9-102(a)(34) of the UCC. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral. The Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

(d)                At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement.

(e)                 The pledge of the Collateral pursuant to this Agreement creates a valid and perfected First Priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(f)                  It has full power, authority and legal right to borrow the Loans and pledge the Collateral pursuant to this Agreement.

(g)                 Each of this Agreement and the Senior Notes has been duly authorized, executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(h)                 No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the borrowing of the Loans and the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of the Senior Notes and this Agreement by the Grantor or the performance by the Grantor of its obligations thereunder.

(i)                   The execution and delivery of the Senior Notes and this Agreement by the Grantor and the performance by the Grantor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Grantor or any of its property, or the organizational or governing documents of the Grantor or any agreement or instrument to which the Grantor is party or by which it or its property is bound.

(j)                  The Grantor has taken all action required on its part for control (as defined in sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, [section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act,] as applicable) to have been obtained by the Lead Purchaser, for its benefit and the benefit of the Secured Parties, over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than the Lead Purchaser has control or possession of all or any part of the Collateral.

6.                   Voting, Distributions and Receivables.

(a)                 The Lead Purchaser agrees that unless an Event of Default shall have occurred and be continuing, the Grantor may, to the extent the Grantor has such right as a holder of the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, in the Lead Purchaser's reasonable judgment, any such vote, consent, ratification or waiver could detract from the value thereof as Collateral or which could be inconsistent with or result in any violation of any provision of the Senior Notes or this Agreement, and from time to time, upon request from the Grantor, the Lead Purchaser shall deliver to the Grantor suitable proxies so that the Grantor may cast such votes, consents, ratifications and waivers.

(b)                The Lead Purchaser agrees that the Grantor may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor.

(c)                 If any Event of Default shall have occurred and be continuing, the Lead Purchaser may, or at the request and option of the Lead Purchaser the Grantor shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Parties in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lead Purchaser.

7.                   Covenants. The Grantor covenants as follows:

(a)                 The Grantor will not, without providing at least sixty (60) days' prior written notice to the Lead Purchaser, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor will, prior to any change described in the preceding sentence, take all actions reasonably requested by the Lead Purchaser to maintain the perfection and priority of the Secured Parties' security interest in the Collateral.

(b)                The Collateral, to the extent not delivered to the Lead Purchaser pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and the Grantor will not remove the Collateral from such locations without providing at least sixty (60) days' prior written notice to the Lead Purchaser. The Grantor will, prior to any change described in the preceding sentence, take all actions reasonably required by the Lead Purchaser to maintain the perfection and priority of the Secured Parties’ security interest in the Collateral.

(c)                 The Grantor shall, at its own cost and expense, defend title to the Collateral and the First Priority lien and security interest of the Secured Parties therein against the claim of any person claiming against or through the Grantor and shall maintain and preserve such perfected First Priority security interest for so long as this Agreement shall remain in effect.

(d)                The Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein, except as expressly provided for in the Senior Notes or with the prior written consent of the Lead Purchaser.

(e)                 The Grantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Grantor will permit the Lead Purchaser, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(f)                  The Grantor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

8.                   Lead Purchaser Appointed Attorney-in-Fact. The Grantor hereby appoints the Lead Purchaser the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time during the continuance of an Event of Default in the Lead Purchaser 's discretion to take any action and to execute any instrument which the Lead Purchaser may deem necessary or advisable to accomplish the purposes of this Agreement (but the Lead Purchaser shall not be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

9.                   Lead Purchaser May Perform. If the Grantor fails to perform any obligation contained in this Agreement, the Lead Purchaser may itself perform, or cause performance of, such obligation, and the expenses of the Lead Purchaser incurred in connection therewith shall be payable by the Grantor; provided that the Lead Purchaser shall not be required to perform or discharge any obligation of the Grantor.

10.               Reasonable Care. The Lead Purchaser shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Lead Purchaser shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lead Purchaser accords its own property, it being understood that the Lead Purchaser shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Lead Purchaser has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Lead Purchaser of any of the rights and remedies hereunder, shall relieve the Grantor from the performance of any obligation on the Grantor's part to be performed or observed in respect of any of the Collateral.

11.               Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)                 The Lead Purchaser, for its benefit and the benefit of the Secured Parties, without any other notice to or demand upon the Grantor, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 15 hereof ten (10) days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Lead Purchaser may sell such Collateral on such terms and to such purchaser(s) as the Lead Purchaser in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Lead Purchaser and any other Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Lead Purchaser or other Secured Parties arising out of the exercise by it or them of any rights hereunder. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Lead Purchaser and any other Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. None of the Lead Purchaser, the other Secured Parties nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

(b)                All rights of the Grantor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6(a) and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 6(b), shall immediately cease, and all such rights shall thereupon become vested in the Lead Purchaser, for its benefit and the benefit of the Secured Parties, which shall have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral.

(c)                 Any cash held by the Lead Purchaser as Collateral and all cash Proceeds received by the Lead Purchaser in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Lead Purchaser to the payment of expenses incurred by the Lead Purchaser and the other Secured Parties in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Lead Purchaser shall elect. Any surplus of such cash or cash Proceeds held by the Lead Purchaser and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Lead Purchaser to collect such deficiency.

(d)                If the Lead Purchaser shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Grantor agrees that, upon request of the Lead Purchaser, the Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

12.               No Waiver and Cumulative Remedies. The Lead Purchaser shall not by any act (except by a written instrument pursuant to Section 14), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

13.               Security Interest Absolute. All rights of the Lead Purchaser and the other Secured Parties and liens and security interests hereunder, and all Secured Obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)                 any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)                any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Senior Notes, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)                 any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d)                any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)                 any default, failure or delay, wilful or otherwise, in the performance of the Secured Obligations;

(f)                  any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Secured Party; or

(g)                 any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loans or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Grantor or any other grantor, guarantor or surety.

14.               Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Lead Purchaser and the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

15.               Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Senior Notes, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

16.               Continuing Security Interest; Further Actions. This Agreement shall create a continuing First Priority lien and security interest in the Collateral and shall subject to Section 17, remain in full force and effect until payment and performance in full of the Secured Obligations.

17.               Termination; Release. On the date on which all Secured Obligations have been paid and performed in full and all commitments of the Secured Parties to lend or make any extensions of credit shall have terminated, the Secured Party will, at the request and sole expense of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Lead Purchaser, together with any monies at the time held by the Lead Purchaser hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

18.               Governing Law; Jurisdiction. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement (except, as to the Senior Note, as expressly set forth therein) and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY NEW YORK STATE COURT OR UNITED STATES DISTRICT COURT SITTING IN THE

CITY OF NEW YORK AND WAIVES ANY OBJECTION TO THE VENUE OF THE AFORESAID COURTS.

19.               Assignment. This Agreement shall (i) be binding upon the Grantor, its respective successors and assigns and (ii) inure, together with the rights and remedies of the Lead Purchaser and other Secured Parties hereunder, to the benefit of the Lead Purchaser and the other Secured Parties and each of their successors, transferees and assignees; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Lead Purchaser. No other Persons (including any other creditor of the Grantor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), the Lead Purchaser may assign or otherwise transfer any indebtedness held by it that is secured by this Agreement to any other Person who at the time of such assignment, holds the majority of the outstanding principal balance of the Senior Notes, and such other person shall thereupon become vested with all the benefits in respect thereof granted to the Lead Purchaser herein.

20.               Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective and binding on the parties hereto.

21.               Counterparts; Entire Agreement. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement constitutes the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COUPON EXPRESS, INC., as Grantor
By_____________________ Name: Title: Address for Notices: ____________________, as collateral agent for the Secured Parties By_____________________ Name: Title: Address for Notices:

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